Exhibit 10(iii)A(84)

AMENDMENT NO. 1
TO
ACUITY BRANDS, INC.
SEVERANCE AGREEMENT

THIS AMENDMENT made and entered into as of May 28, 2019, by and between ACUITY BRANDS, INC. (the “Company”) and Barry R. Goldman (“Executive”);

W I T N E S S E T H

WHEREAS, the Company and Executive entered into a Severance Agreement, dated as of March 28, 2018 (“Severance Agreement”), providing for the payment of certain compensation and benefits to Executive if Executive’s employment is terminated under certain circumstances; and

WHEREAS, the parties now desire to amend the Severance Agreement in the manner hereinafter provided;

NOW, THEREFORE, the Severance Agreement is hereby amended, as follows:

1.	Section 2.9 is hereby replaced in its entirety by the following:
2.9    “Severance Period” - A period equal to twelve (12) months from the Executive’s Date of Termination.

2.	This Amendment to the Severance Agreement shall be effective as of the date of this Amendment. Except as hereby modified, the Severance Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

COMPANY

EXECUTIVE	ACUITY BRANDS, INC.
/s/ Barry R. Goldman	By:	/s/ Vernon J. Nagel
Barry R. Goldman		VERNON J. NAGEL
Chairman, President and CEO